Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Antares Strategic Credit Fund (the “Company”), does hereby certify that to the undersigned’s knowledge:

(1) the Company’s Form 10-Q for the three months ended June 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Company’s Form 10-Q for the three months ended June 30, 2026 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2026	By:	/s/ Thomas Sweeney
Thomas Sweeney
Chief Financial Officer
(Principal Financial Officer)